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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 15, 2005

                     Lehman ABS Corporation, on behalf of:

           Corporate Backed Trust Certificates, Series 2001-6 Trust
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              (Exact Name of Registrant as Specified in Charter)


Delaware                              001-31840               13-3447441
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation)                    File Number)          Identification No.)

Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                    10019
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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         (Former Name or Former Address, if Changed Since Last Report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

     The Corporate Backed Trust Certificates, Series 2001-6 Trust (the "Trust") was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of March 1, 2001 (the "Trust Agreement").

Section 8     Other Events
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Item 8.01.    Other Events
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         This current report on Form 8-K relates to the Corporate Backed Trust Certificates, Series 2001-6, Class A-1, issued by the Trust (the "Certificates"). The Trust's assets consist solely of (i) 9.75% debentures due 2021 (the "9.75% Underlying Securities") and (ii) 8.30% Notes due 2029 (the "8.30% Underlying Securities" and, together with the 9.75% Underlying Securities, the "Underlying Securities"), each issued by Delta Air Lines, Inc. (the "Underlying Securities Issuer").

         Under the Trust Agreement, an event of default on the Underlying Securities constitutes an event of default on the Certificates. The Indenture with respect to the Underlying Securities provides that failure to pay any interest when due, continued for thirty days, constitutes an event of default. A scheduled payment of interest on the 9.75% Underlying Securities was due on November 15, 2005 and such interest has not yet been paid by the Underlying Securities Issuer. Consequently, on December 15, 2005, an event of default occurred with respect to the Certificates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   December 15, 2005


                                           LEHMAN ABS CORPORATION



                                           By:   /s/ Charles M. Weaver
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                                           Name:     Charles M. Weaver
                                           Title:    Vice President